UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2023

Better Choice Company Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-40477	83-4284557
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12400 Race Track Road

Tampa, Florida 33626

(Address of Principal Executive Offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 896-1254

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value share	BTTR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 15, 2023, Better Choice Company Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), after adjourning its previously schedule meeting on November 13, 2023, to consider and vote on four proposals, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 26, 2023. Of the 32,081,148 shares of the Company’s common stock outstanding as of the record date, 19,149,152 shares, or 59.69%, were present virtually or represented by proxy at the Annual Meeting. The final voting results for each of the matters submitted to a Company stockholder vote at the Annual Meeting are set forth below.

1.	Each of the following persons was duly elected to serve as a director of the Company’s board of directors for a term expiring at the 2024 annual meeting of stockholders and until his or her successor shall have been elected and qualified or until earlier resignation, removal from office or death, with votes as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Lionel F. Conacher	14,543,599	194,585	12,419	4,398,549
Arlene Dickinson	13,963,583	775,610	11,410	4,398,549
Gil Fronzaglia	13,967,254	268,938	514,411	4,398,549
John M. Word III	12,886,071	1,847,119	17,413	4,398,549
Michael Young	14,435,238	303,218	12,147	4,398,549

2.	The vote to approve the issuance of common stock upon exercise of the Alphia Second Tranche Warrant, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
13,915,282	821,350	13,971	4,398,549

3.	The reaffirmation of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified, with votes as follows:

FOR	AGAINST	ABSTAIN
18,417,460	119,791	611,901

4.	The compensation of the Company’s named executive officers was approved, on an advisory (non-binding) basis, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
13,838,601	903,204	8,798	4,398,549

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

	By:	/s/ Carolina Martinez
	Name:	Carolina Martinez
	Title:	Chief Financial Officer

November 16, 2023

3